                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  annual  report of  Frezer, inc. (the "Company")  on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities  and  Exchange  Commission  on the date  hereof  (the  "Report")  the undersigned  hereby  certifies  pursuant to 18 U.S.C.  Section  1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The  information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Dated: March 30, 2006

/s/ David R. Koos

                                                                        David R. Koos

                                                                        Chief Executive Officer